Agriculture and Fertilizer Situation and Outlook:
North America
by
Jim Thompson
Executive Vice President
Commercial
Enlarged Council Meeting
International Fertilizer Industry Association
Sevilla, Spain
November 14-17, 2005
Exhibit 99.1

Forward- Looking Statements
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic
Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether expressed or implied) by such statements. Factors affecting forward-looking statements may include, among others, the ability to successfully integrate the former operations of IMC and the Cargill fertilizer businesses; the ability to fully realize the expected cost savings from the business combination between IMC and the Cargill fertilizer businesses within expected time frames;
the ability to develop and execute comprehensive plans for asset optimization and/or rationalization; the financial resources of, and products available to, Mosaic’s competitors; the retention of existing, and continued attraction of additional, customers and key employees; changes in the outlook of the nitrogen, phosphate or potash markets; changes in the costs of raw materials or energy; the effect of any conditions or restrictions imposed on or proposed with respect to Mosaic by regulators; the effect of legislative or regulatory changes in jurisdictions where Mosaic operates; the ability of Mosaic to obtain the regulatory permits necessary for the continued operation of its businesses in a manner consistent with current practices or anticipated expansions; contingencies related to environmental liability under U.S. federal and state and foreign environmental laws and regulations; adverse weather conditions affecting central Florida or the Gulf
Coast of the United States, including the impact of potential hurricanes or excess rainfall; the rating of The
Mosaic Company’s and Mosaic Global Holding Inc.’s securities and the changes that may occur in the U.S.
securities markets; and the factors described in our filings with the SEC, including our Quarterly Report on
Form 10-Q for the fiscal quarter ended August 31, 2005.
This presentation may not be distributed, reproduced, or used without the express written consent of The
Mosaic Company.
Safe Harbor Statement

1. Agricultural Developments
Farmers harvested two large crops in a row
Demand will match the large harvest this year
U.S. farm income will remain at high levels
Record energy prices will impact farm production costs and crop mix
2. Nutrient Demand Prospects
High energy costs will cause a modest switch from corn to soybeans
Record high fertilizer prices will force moderate cuts in application rates
North American nutrient use is forecast to drop 5%
3. Nutrient Market Drivers
High and volatile gas prices will further reduce NA nitrogen production
Hurricanes and an anticipated plant closure will cut phosphate supply
Potash supply is catching up with demand
Outline of Presentation

Agricultural Developments

5 North American Grain and Oilseed Production 200 250 300 350 400 450 500 550 600 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 MMT USA Canada Source: USDA Farmers harvested two large crops in a row

U.S. Ethanol Production
0
500
1000
1500
2000
2500
3000
3500
4000
4500
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E
Mil Gallons
Source: EIA & Renewable Fuel Association
Record corn demand will absorb the large harvest
U.S. Corn Production
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
11000
12000
70 75 80 85 90 95 00 05
Mil Bu
Source: USDA
U.S. Corn Use
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
11000
12000
70 75 80 85 90 95 00 05
Mil Bu
Feed & Residual Food & Industrial Exports
Source: USDA
U.S. Corn Stocks
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
70 75 80 85 90 95 00 05
Mil Bu
0
7
14
21
28
35
42
49
56
63
70
Pct of Use
Million Bu Pct of Use
Source: USDA

U.S. Soybean Stocks
0
50
100
150
200
250
300
350
400
450
500
550
600
70 75 80 85 90 95 00 05
Mil Bu
0
5
10
15
20
25
30
Pct of Use
Million Bu Pct of Use
Source: USDA
U.S. Soybean Production
0
300
600
900
1200
1500
1800
2100
2400
2700
3000
3300
70 75 80 85 90 95 00 05
Mil Bu
Source: USDA
U.S. Soybean Use
0
300
600
900
1200
1500
1800
2100
2400
2700
3000
3300
70 75 80 85 90 95 00 05
Mil Bu
Crush Seed & Residual Exports
Source: USDA
Soybean stocks increase due to big crop

New Crop Wheat
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
4.6
0602 0801 0930 1129 0128 0328 0527
MM/DD
$ BU
KCBOT 2004N KCBOT 2005N KCBOT 2006N
Source: KCBOT
New crop prices are the same or higher than last year
New Crop Corn
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3.0
3.1
3.2
3.3
3.4
0701 0915 1130 0214 0430 0715
MM/DD
$ BU
CBOT 2004Z CBOT 2005Z CBOT 2006Z
Source: CBOT
New Crop Soybean
5.0
5.2
5.4
5.6
5.8
6.0
6.2
6.4
6.6
6.8
7.0
7.2
7.4
7.6
7.8
8.0
0701 0915 1130 0214 0430 0715
MM/DD
$ BU
CBOT 2004X CBOT 2005X CBOT 2006X
Source: CBOT

U.S. farm income will remain at high levels
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05F
Bil $
Market Gov Payments
Source: USDA

Nutrient Demand Prospects

Only a modest switch from corn to soybeans
U.S. Planted Acreage
56
58
60
62
64
66
68
70
72
74
76
78
80
82
84
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Mil Acres
Corn Soybeans All Wheat
Source: USDA and Mosaic

Moderate declines in application rates are forecast
U.S. Phosphate Application Rates
1988-92 Average = 100
80
85
90
95
100
105
110
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  USDA and CBOT
Percent
1.80
2.10
2.40
2.70
3.00
3.30
3.60
$ BU
On Corn New Crop Corn Price (AMJ Average)
U.S. Potash Application Rates
1988-92 Average = 100
80
85
90
95
100
105
110
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
Source:  USDA and CBOT
Percent
1.8
2.1
2.4
2.7
3.0
3.3
3.6
$ BU
On Corn New Crop Corn Prices (AMJ Quarterly Avg.)

U.S. Fertilizer Use 0 2 4 6 8 10 12 14 16 18 20 22 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F MMT N P2O5 K2O U.S. nutrient use is forecast to decline 5% in 05/06

Canada Nutrient Use
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
N P2O5 K2O
Canadian use also is forecast to decline 5% in 05/06

Nitrogen

NYMEX Henry Hub Natural Gas Winter Strip
Average of the Daily Closing Prices of the Nov 05 to Mar 06 Options
7.0
8.0
9.0
10.0
11.0
12.0
13.0
14.0
15.0
Apr 05 May 05 Jun 05 Jul 05 Aug 05 Sep 05 Oct 05 Nov 05
$ MMBTU
Source: NYMEX
U.S. natural gas prices remain high and volatile

N.A. nitrogen production expected to decline again
North American Ammonia Production
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
Mil ST
U.S. Canada
Source: TFI and Mosaic

Imports have filled the gap
U.S. Nitrogen Use
0
3
6
9
12
15
18
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05F 06F
Fertilizer Year Ending June 30
Mil ST N
0
10
20
30
40
50
60
70
Percent
Net Imports Total Use Imports as Percent of Use
Source: TFI and Mosaic

Phosphate

U.S. phosphate exports are projected to decline
Processed phosphate
includes DAP, MAP and TSP
U.S. Processed Phosphate Exports
0
2
4
6
8
10
12
14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
Mil Tons
DAP MAP TSP

U.S. domestic shipments are projected to decline
Processed phosphate
includes DAP, MAP and TSP
U.S. Processed Phosphate Domestic Shipments
0
1
2
3
4
5
6
7
8
9
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
Mil Tons
DAP MAP TSP

Processed phosphate
includes DAP, MAP and TSP
U.S. Processed Phosphate Production
0
2
4
6
8
10
12
14
16
18
20
22
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
MST
DAP MAP TSP
Supply decreases are in line with the drop in demand

U.S. phosphate production will decline significantly
U.S. DAP/MAP Production
3,000
3,100
3,200
3,300
3,400
3,500
3,600
3,700
3,800
3,900
4,000
JAS OND JFM AMJ
Source:  TFI and Mosaic
1000 MT
2004/05 2005/06 Actual 2005/06 Forecast
U.S. Phosphoric Acid Production
2,200
2,300
2,400
2,500
2,600
2,700
2,800
JAS OND JFM AMJ
Source:  TFI and Mosaic
1000 MT P O
5
2004/05 2005/06 Actual 2005/06 Forecast
2

Stocks have dropped to low levels today
U.S. DAP and MAP Producer Total Stocks
200
400
600
800
1000
1200
1400
1600
1800
2000
2200
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (1994/95-2003/04) 04/05 Actual 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Producer Total Stocks
200
400
600
800
1000
1200
1400
1600
1800
2000
2200
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (1995/96-2004/05) 05/06 Actual 3-Yr Avg
Source: TFI and Mosaic

Potash

Demand growth slows but stays at high levels
NA Potash Offshore Exports
0
1
2
3
4
5
6
7
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
MST K2O
Canada   US
Source: PPI and Mosaic

27 Domestic shipments likely will fall 5% North American Potash Shipments 0 1 2 3 4 5 6 7 8 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F Fertilizer Year Ending June 30 MST K2O

Production likely will remain flat in 2005/06
North American Potash Production
0
2
4
6
8
10
12
14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06F
Fertilizer Year Ending June 30
MST K2O
Canada   US
Source: PPI and Mosaic

Stocks likely will build to more adequate levels
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
1000 ST K
2
O
MIN MAX Range (1994/95-2003/04) 2004/05 3 Year Average
Source: PPI and Mosaic
NA Potash Stocks at Month End
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (1995/96-2004/05) 2005/06 3 Year Average
Source: PPI and Mosaic
1000 ST K
2
O

North American Potash Demand Supplied From:
0.37
0.63
96.4%
94.7%
98.3%
0.21
9.0
9.5
10.0
10.5
11.0
11.5
12.0
12.5
13.0
2003 2004 2005
Fertilizer Year Ending June 30
MMT K
2
O
Production+Imports Stock Draw
Source: PPI, US DOC
Recent demand was met by a large stock draw-down

Agriculture and Fertilizer Situation and Outlook:
North America
by
Jim Thompson
Executive Vice President
Commercial
Enlarged Council Meeting
International Fertilizer Industry Association
Seville, Spain
November 14-17, 2005
Thank You